UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 25, 2022

Intercept Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35668	22-3868459
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

305 Madison Avenue, Morristown, NJ 07960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 747-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ICPT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2022, Intercept Pharmaceuticals, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s stockholders:

1.	Elected, by separate resolutions, each of the eleven nominees nominated to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

2.	Approved the Company’s amended and restated equity incentive plan.

3.	Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2022.

4.	Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

The final voting results on each of the proposals submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal		For	Withheld	Broker Non-Votes
1.	The election, by separate resolutions, of each of the following eleven nominees to serve on the Board of Directors until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified:
	(A) Paolo Fundarò	15,702,487	232,716	5,743,915
	(B) Jerome Durso	15,799,831	135,372	5,743,915
	(C) Srinivas Akkaraju, M.D., Ph.D.	14,152,714	1,782,489	5,743,915
	(D) Luca Benatti, Ph.D.	15,215,705	719,498	5,743,915
	(E) Daniel Bradbury	12,545,504	3,389,699	5,743,915
	(F) Keith Gottesdiener, M.D.	15,741,290	193,913	5,743,915
	(G) Nancy Miller-Rich	15,624,452	310,751	5,743,915
	(H) Mark Pruzanski, M.D.	15,678,297	256,906	5,743,915
	(I) Dagmar Rosa-Bjorkeson	15,699,086	236,117	5,743,915
	(J) Gino Santini	13,996,461	1,938,742	5,743,915
	(K) Glenn Sblendorio	12,099,508	3,835,695	5,743,915

Proposal		For	Against	Abstain	Broker Non-Votes
2.	The approval of the Company’s amended and restated equity incentive plan.	11,604,141	4,298,056	33,006	5,743,915
3.	The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.	15,543,395	340,999	50,809	5,743,915
4.	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.	21,554,950	49,911	74,257	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCEPT PHARMACEUTICALS, INC.

By:	/s/ Jerome Durso
Name:	Jerome Durso
Title:	President and CEO

Date: May 25, 2022